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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 30, 2007
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                 0-26059                                 68-0121636
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         (Commission File Number)              (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                84128
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       (Address of Principal Executive Offices)          (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01   Other Events

Special Meeting of Shareholders
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         On April 30, 2007, CirTran Corporation (the "Company"), held a special meeting of shareholders (the "Special Meeting") to vote on a proposed amendment to the Company's Articles of Incorporation, as amended to date, to increase the authorized capital of the Company to include 1,500,000,000 shares of common stock, and to effectuate a 1.2 shares for one share forward stock split.

         The voting on the proposal was as follows: 542,960,370 shares voted in favor; 14,724,706 shares voted against; 187,715 shares abstaining; and there were no broker non-votes.

         As stated in the Company's proxy statement, the shareholders of record of the Company's common stock as of May 10, 2007 (the "Split Record Date"), will receive the benefit of the Stock Split. As soon as practicable after the Effective Date of the Articles of Amendment, the Company's stockholders as of the Split Record Date, will be notified that the Stock Split has been effected. The Company expects that its transfer agent, Interwest Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of the Company's pre-split common stock ("Old Shares") will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing the post-split common stock ("New Shares") in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CirTran Corporation


Date:    May 4, 2007                       By: /s/ Iehab Hawatmeh
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                                                   Iehab J. Hawatmeh, President



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